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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of The
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                                July 13, 1997

                         SNYDER COMMUNICATIONS, INC.
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           (Exact name of Registrant as specified in its charter)


        Delaware                             1-12145                          52-1983617
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(State or other jurisdiction        (Commission File Number)               (I.R.S. Employer
     of incorporation)                                                    Identification No.)


                 Two Democracy Center, 6903 Rockledge Drive
                    15th Floor, Bethesda, Maryland 20817
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     (Address of principal executive offices)                (Zip Code)


                                (301) 468-1010
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             (Registrant's telephone number, including area code)


                                Not applicable
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        (Former name or former address, if changed since last report.)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On July 13, 1997, Snyder Communications Inc., a Delaware corporation (the "Registrant"), acquired all of the issued share capital of Bounty Group Holdings Limited, a United Kingdom company ("Bounty") in exchange for 1,483,240 shares of its common stock, $.001 par value. The Registrant also redeemed all of Bounty's outstanding long-term debt, including mandatorily redeemable preference shares for approximately $11.7 million in cash. Bounty will operate as a wholly owned subsidiary of the Registrant. This transaction has been accounted for as a pooling of interests for accounting and financial reporting purposes. The consideration received by the Bounty shareholders and the other material terms of the transaction were determined through arms'-length negotiation between the Registrant and Bounty.

         Also, on July 14, 1997, the Registrant consummated a merger (the "Merger") whereby Snyder Acquisition Corp., an Illinois corporation and wholly owned subsidiary of the Registrant, was merged with and into Sampling Corporation of America, an Illinois corporation ("SCA"), with SCA surviving the Merger as a wholly owned subsidiary of the Registrant. The Registrant issued 1,549,172 shares of its common stock, $.001 par value, in exchange for all of the issued and outstanding SCA common stock. The Merger has been accounted for as a pooling of interests for accounting and financial reporting purposes. The consideration received by the stockholder of SCA and the other material terms of the Merger were determined through arms'-length negotiation between the Registrant and SCA.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

2.1 Agreement for the sale and purchase of all the issued share capital of Bounty Group Holdings Limited

2.2 Agreement and Plan of Merger by and among Snyder Communications, Inc., Snyder Acquisition Corp., Sampling Corporation of America and the Stockholder of Sampling Corporation of America

99.1     Press release issued on July 15, 1997


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SNYDER COMMUNICATIONS,  INC.
                                              (Registrant)





Date: July 28, 1997                     /s/ MICHELE D. SNYDER
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                                               Michele D. Snyder
                                               Vice Chairman, President
                                                and Chief Operating Officer



Date: July 28, 1997                     /s/ A. CLAYTON PERFALL
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                                                A. Clayton Perfall
                                                Chief Financial Officer